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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: May 15, 2003                        /s/ Jerry Dauderman
                                           -------------------------------------
                                           Jerry Dauderman
                                           Chairman of the Board and
                                           Chief Executive Officer


Dated: May 15, 2003                        /s/ Michael L. Armstrong
                                           -------------------------------------
                                           Michael L. Armstrong
                                           Executive Vice President and
                                           Chief Financial Officer